Utz Brands, Inc. 2023 Investor Day Presentation December 15, 2023

Disclaimer 2 Forward-Looking Statements Certain statements made herein are not historical facts but are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. The forward-looking statements generally are accompanied by or include, without limitation, statements such as “will”, “expect”, “intends”, “goal” or other similar words, phrases or expressions. These forward-looking statements include the expected effects from the COVID-19 pandemic; future plans for the Utz Brands, Inc. (“the Company”), including plans related transformation of the Company’s supply chain, the Company’s geographic expansion, the Company’s product offerings and product mix, the Company’s ESG priorities, the Company’s cost savings plans and the Company’s logistics optimization efforts; the estimated or anticipated future results and benefits of the Company’s plans and operations; future capital structure; future opportunities for the Company; the effects of inflation or supply chain disruptions; statements regarding the Company’s project balance sheet and liabilities, including net leverage; and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties and the Company’s business and actual results may differ materially. Factors that may cause such differences include, but are not limited to: the risk that the Company’s gross profit margins may be adversely impacted by a variety of factors, including variations in raw materials pricing, retail customer requirements and mix, sales velocities and required promotional support; changes in consumers’ loyalty to the Company’s brands due to factors beyond the Company’s control, including changes in consumer spending due to factors such as increasing household debt; changes in demand for the Company’s products affected by changes in consumer preferences and tastes or if the Company is unable to innovate or market its products effectively, particularly in the Company’s Expansion geographies; costs associated with building brand loyalty and interest in the Company’s products, which may be affected by actions by the Company’s competitors’ that result in the Company’s products not suitably differentiated from the products of their competitors; consolidation of key suppliers to the Company; inability of the Company to adopt efficiencies into its manufacturing processes, including automation and labor optimization, its network, including through plant consolidation and lowest landed cost for shipping its products, or its logistics operation; fluctuations in results of operations of the Company from quarter to quarter because of changes in promotional activities; the possibility that the Company may be adversely affected by other economic, business or competitive factors; the risk that the Company may not recognize the anticipated benefits of recently completed business combinations and other acquisitions recently completed by the Company (collectively, the “Business Combinations”), which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably and retain its key employees; the ability of the Company to close planned acquisitions; changes in applicable law or regulations; costs related to the Business Combinations and other planned acquisitions; the inability of the Company to maintain the listing of the Company’s Class A Common Stock on the New York Stock Exchange; the inability of the Company to develop and maintain effective internal controls; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Forward-Looking Statements” in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “Commission”) for the fiscal year ended January 1, 2023, and other reports filed by the Company with the Commission. In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication. The Company cautions investors not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as otherwise required by law. No Offer or Solicitation This presentation does not constitute a solicitation of a proxy, consent or authorization with respect to any securities of the Company. This presentation also does not constitute an offer to sell or the solicitation of an offer to buy securities, nor will there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Disclaimer (continued) 3 Industry and Share Data This presentation includes information and statistics regarding market participations in the sectors in which the Company competes and other industry data which was obtained from third-party sources, including reports by market research firms and company filings. Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © or ® symbols, but we will assert, to the fullest extend under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Projected Financial Information This presentation contains financial forecasts, which were prepared in good faith by the Company on a basis believed to be reasonable. Such financial forecasts have not been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”). The Company’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purposes of their inclusion in this presentation, and accordingly, they have not expressed an opinion nor provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indication of future results. Certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of the Company’s control, as discussed under Forward-Looking Statements above. Accordingly, there c an be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Non-GAAP Financial Measures This presentation includes certain financial measures not presented in accordance with GAAP, including, but not limited to, Organic Net Sales, EBITDA, Adjusted EBITDA, Normalized Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, and Adjusted Earnings Per Share, and certain ratios and other metrics derived therefrom. These non-GAAP financial measures do not represent financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are set forth in the appendix to this presentation. We believe (i) these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the financial condition and results of operations of the Company to date; and (ii) that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.

Agenda 4 Welcome Kevin Powers Strategy Overview Howard Friedman Next Phase of Growth Jen Bentz Mark Schreiber Supply Chain Value Creation Cary Devore Shannan Redcay Chad Whyte Financial Review Ajay Kataria Q&A All Presenters

Strategy Overview Howard Friedman Chief Executive Officer 5

Key messages you will hear today 6 Building on our strong foundation and consumer- loved brands for next phase of growth ONE Maintaining a disciplined capital allocation approach to reduce our net leverage THREE Transforming our supply chain to fuel margin improvement while prioritizing high-return growth investments TWO Introducing new 2026 financial targets that deliver above-market topline growth and margin improvement FOUR

Aug. 2020 2021 2011 2016 2014 2017 2019 2020 Business Combination with Collier Creek Holdings GO PUBLIC Geographic Expansion Manufacturing Capacity Addition BFY/Mfg. Capacity AdditionCraft/Geographic Expansion Craft/Geographic Expansion BFY C-Store/ Geographic Expansion BFY/Geographic Expansion Craft/Geographic Expansion SNACKS Tortilla/ Geographic Expansion Pretzel Expansion o Rapid geographic and brand portfolio expansion driven by strategic M&A o Publicly traded company through business combination with Collier Creek Holdings in August 2020 National scale, multi-brand snack platform created 2011 – 2023 7

Consumer-loved brand portfolio 8

Distribution Growth Total Points of Distribution 5% CAGR Since 2019 Household Growth Total Buyers +3.5M Since 2019 Consumption Growth Retail Sales 9.6% CAGR Since 2019 Growth fueled by distribution gains, new buyers, and acquisitions 9 Total Utz Growth from 2019 to 2023 Source: Circana Total US MULO-C 2019 to 2023; 2023 period is 52-weeks ended 11/5/23. Household is Circana CSIA All Outlets 52-weeks ended 11/5/23. Pro forma for acquisitions.

Momentum led by our Core Four Power Brands 10 Source: Circana Total US MULO-C 2019 to 2023; 2023 period is 52-weeks ended 11/5/23. Pro forma for acquisitions. Boulder Canyon retail sales growth is inclusive of SPINS Natural Channel sales added to Circana MULO-C. 2019 - 2023 Retail Sales CAGR 11% 14% 21% 21% ACV% Growth (national distribution) 17pts 20pts 20pts 6pts

This year we positioned the Company to capture its full potential 11 o Acquired new talent in key areas o Accelerated productivity delivery o Invested in supply chain optimization program o Completed accelerated SKU rationalization program and continued IO route conversions o Continued progress on building a branded company of scale

By: o Building a portfolio of consumer-loved brands coast-to-coast o Developing world class people and capabilities o Delivering top-tier financial performance Our Mission: Become the fastest growing pure-play U.S. snacking company of scale What we want to achieve 12

Driven by our fundamental strategies 13 Focus our portfolio to further penetrate our Expansion geographies while holding the Core Transform our supply chain to fund growth and margin improvement Develop leading capabilities to build a best-in-class organization Improve balance sheet flexibility and pursue opportunistic M&A

Strategies planned to deliver strong three-year financial targets 14Note: See appendix for reconciliation of Utz Non-GAAP financial measures to most directly comparable GAAP measures. Three-year targets expected to drive top-tier shareholder returns 4% to 5% Organic Net Sales Growth CAGR 2023 - 2026 ~16% Adj. EBITDA Margin In 2026 Double-digit Adj. EPS Growth CAGR 2023 – 2026 ~3x Net Leverage By year-end 2026

Increase investments against a clearly defined brand portfolio strategy Leverage our go-to-market model with operational excellence 4% – 5% Organic Net Sales growth targeted over the next three years 15 Further penetrate our Expansion geographies while holding the Core Participate in attractive and growing Salty Snack category

Targeting ~300bps of Adj. EBITDA Margin improvement over the next three years



Adjusted EBITDA Margin
12.1%
~13%
~16%
2022
2023E(1)(2)
2026E(2)

- **Volume-led revenue growth** driving fixed cost leverage
- **Advantaged product mix** through portfolio management
- **Supply chain** transformation
- **Investments** to support leading organization capabilities

Note: See appendix for reconciliation of Utz Non-GAAP financial measures to most directly comparable GAAP measures.

(1) Company estimate based Net Sales and Adjusted EBITDA fiscal 2023 outlook. See press release dated 12/15/2023.
(2) A quantitative reconciliation is not available without unreasonable efforts due to the high variability, complexity, and low visibility with respect to Net Sales and certain items which are excluded from Adjusted EBITDA.

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17 Our culture permeates our ways of working Act with respect, care, and inclusion Focus on accountability and results Celebrate and reward successes Continuously pursue excellence 1 2 3 4

ESG priorities that strengthen our business 18 o Creating a culture where most talented people want to work for and stay o Using diversity and inclusion, career development and comprehensive benefits to make Utz a compelling place to work People o Prioritizing energy efficiency to cut costs and manage GHG emissions o Cutting waste and implementing recycling efforts conserves materials and lowers landfill expenses Planet o Delivering product safety and ingredient sustainability ensures trust in our brands o Optimizing packaging for sustainability reduces supplier costs and protects our reputation Products

Key messages you will hear today Building on our strong foundation and consumer- loved brands for next phase of growth ONE Maintaining a disciplined capital allocation approach to reduce our net leverage THREE Transforming our supply chain to fuel margin improvement while prioritizing high-return growth investments TWO Introducing new 2026 financial targets that we expect to deliver above-market topline growth and margin improvement FOUR 19

Next Phase of Growth Jennifer Bentz EVP, Marketing 20 Mark Schreiber EVP, Chief Customer Officer

Utz Core GeographyUtz Expansion GeographySalty Snacks Category Retail Sales Growth 2%–3% CAGR Volume Share Flat Key assumptions underlying 4% – 5% Organic Net Sales CAGR 2023 – 2026 21 Volume Share Growth 0.2 pts Average per year

Strategies to deliver 4% – 5% Organic Net Sales CAGR 2023 – 2026 22 o Participate in attractive and growing salty snack category o Increase investments against a clearly defined brand portfolio strategy o Further penetrate our Expansion geographies while holding the Core o Leverage our go-to-market model with operational excellence

10.1% 7.8% 7.3% 8.7% 7.2% 4.6% 5.0% Salty Snacks Store Edibles Candy Cookies Crackers Snack Bars and Granola Bars Ice Cream and Sherbet Salty Snacks is an advantaged category with above average growth 23 (1) Circana Total US MULO-C 52-weeks ended 10/08/23. Custom Utz category for Salty Snacks and Circana syndicated definitions for all other categories. (2) Equivalized Units not available for all product groupings and Units used. 2019–2023 U.S. Retail Sales Growth(1) 0.9% 0.0% (1.7%) 0.9% 1.8% 6.0% 0.1%Unit 4-Year CAGR(2)

Drivers of Salty Snacks growth still true even with more value conscious consumers 24 Salty Snacks Category Drivers Tailwinds 90% U.S. population snacking at least once per day(1) 3.3 Avg # snacks per day per person(1) 33% of U.S. eating occasions are snacks(2) 1/3rd of U.S. Consumers are replacing meals with snacks(1) Headwinds +30% CPG prices higher than 2019; wage growth hasn’t kept up(3) $54B/mo Depleted pandemic-related excess savings(3)

Higher prices a drag on unit sales but Salty Snacks have been resilient 25 All outlets combined: Top selling edible super-categories unit price & unit trend Latest 52-weeks vs. 2 years ago -6.9% -4.6% -0.4% -3.8% -1.9% -8.2% -7.3% 22.0% 22.4% 25.4% 26.4% 26.8% 28.2% 29.0% Packaged Coffee Bread Salty Snacks Beverages Candy, Gum, Mints Cereal & Granola Cookies & Crackers % Change Average Unit Price % Change in Unit Sales

Historical and Projected Salty Snacks Category Growth (CAGR) Utz growth outlook not dependent on Salty Snack category returning to historical growth 26 Utz Assumption Return to Historical(2) Pre-Pandemic 2016 – 2019(1) Pandemic/Inflation 2019 – 2023(1) 2023 – 2026 Projection (1) Circana Total US MULO-C 2016-2023; 2023 period is 52-weeks ended 11/5/23. (2) Based on average Circana Total US MULO-C growth during the pre-pandemic period (2016-2019). 2.0% 2.7% 4.7% 1.1% 9.0% 10.1% 2–3% 0–1% 2% 4–5% 1–2% 3% Volume Price

1.1% 3.4% 2.2% Salty Snacks Utz Power Brands Total Utz Utz historical portfolio volume growth of 2% – 3% 27 2019–2023 U.S. Retail Volume CAGR Source: Circana Total US MULO-C 52-weeks ended 11/05/23. Pro forma for acquisitions.

28 o Participate in attractive and growing salty snack category o Increase investments against a clearly defined brand portfolio strategy o Further penetrate our Expansion geographies while holding the Core o Leverage our go-to-market model with operational excellence Strategies to deliver 4 – 5% Organic Net Sales CAGR 2023 – 2026

Successfully shifted sales mix to advantaged Power Brands 29 Power Brands Foundation Brands (includes private label and partner brands) 73% 27% 2020 79% 21% 2023(2) Total Utz Sales(1) (1) Invoiced sales differs than retail sales as reported by Circana. (2) Company data for fiscal 2023 year-to-date through November 2023. Power Brands o De-emphasized private label and partner brands o Eliminated ~450 (or ~25% of total) SKUs 2021 to 2023 Foundation Brands (includes private label and partner brands)

Utz Power Brands strong in both measured and unmeasured channels 30 8.5% 10.3% 2023 Measured Unmeasured Utz Power Brands Sales o Power Brand unmeasured sales growth driven by Club, Dollar, and Natural channel o Expect future Power Brand growth to be similar between measured and unmeasured channels Source: Company data for fiscal 2023 year-to-date.

Total Utz Retail Sales 52-weeks ended 11/5/23 YoY Growth % of Total Utz Power Brands Core Four 9% 69% 34% 8% Targeted - 12% Foundation Brands (2%) 11% Total Utz 8% 100% Power Brands now further segmented with focus on Core Four Power Brands 31 Note: For this analysis certain brands shifted between Power Brands and Foundation Brands. Power Brands have been segmented into Core Four and Targeted subcategories. Specifically, Good Health moved from Power Brands to Foundation Brands, and Dirty, Tim’s Cascade, and Bachman, moved from Foundation Brands to Power Brands. Source: Circana Total US MULO-C 52-weeks ended 11/05/23. Pork All Other

Portfolio Role Investment Future Geography Power Brands Core Four o Mainstream Salty Snacks o Tortilla Above fair share National o High flavor o Better-for-You Significantly above fair share National Targeted o Specific sub-category channel opportunities Limited Varies Foundation Brands o Margin improvement Continued de-emphasis Reduced Investments in marketing and innovation focused on Growth Power Brands 32 Pork All Other Note: For this analysis certain brands shifted between Power Brands and Foundation Brands. Power Brands have been segmented into Core Four and Targeted subcategories. Specifically, Good Health moved from Power Brands to Foundation Brands, and Dirty, Tim’s Cascade, and Bachman, moved from Foundation Brands to Power Brands.

Consumers have distinct attitudes and needs towards snacking 33 How: Salty Snack consumers can be defined across three major traits Adventurous Snacker Functional Snacker Foodie Snacker Those driven by taste and those driven by health Those eating for taste and those eating for health Those eating for social connection and those eating for convenience When: There are a few distinct motivations/occasions that drive consumers to salty snacks Between meals, as a treat, or a side dish While studying/working, during a commute, running errands To share with a group Taste & Craving Social Occasions Energize & On The Go

Utz portfolio breadth reaches consumers both on HOW and WHEN they snack

How

Foodie Snacker | Functional Snacker | Adventurous Snacker

When

Taste & Craving

Social Occasions

Energize & On the Go



Zapp's
PRETZEL STIX
NEW ORLEANS STYLE
JAZZY HONEY MUSTARD
BOULDER CANYON
AVOCADO OIL
CLASSIC SEA SALT
KETTLE STYLE POTATO CHIPS
Utz
Ripples
Original
ON THE BORDER
MEXICAN GRILL & CANTINA
Café Style
Utz
Original
POTATO CHIPS
BOULDER CANYON
OLIVE OIL
CLASSIC SEA SALT
KETTLE STYLE POTATO CHIPS
Utz
SOURDOUGH
Specials
ORIGINAL
Zapp's
POTATO CHIPS
New Orleans Kettle Style
VOODOO

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Investment increasing across all aspects of Marketing 35 Investing in sales overnight and brands over time OPTIMIZE AMPLIFY ELEVATE

OPTIMIZE retail media to support brand expansion 36 Deploy high ROI promotions Leverage retail media Munch & mingle Bring the family together with classic, tasty snacks. Shop now

2023E 2024E 2025E 2026E AMPLIFY marketing investment 37 +40% Utz Brands Marketing Investment +40% +40%

18% 18% 19% 20% 20%19% 19% 22% 22% 25% 7/16/2023 8/13/2023 9/10/2023 10/8/2023 11/5/2023 Salty Snacks Utz Brands Ecommerce Retail Sales Growth Rolling 12-week periods year-over-year change AMPLIFY investment in digital commerce capabilities 38Source: Circana Total E-Commerce With ePOS rolling 12-weeks; note: Circana eComm data utilizes their standard hierarchy.

AMPLIFY investment in new product innovation 39 Deliver “Craveable” Flavor Expand Positive Choices Capture Occasions

AMPLIFY with on-trend innovation supporting growth: Utz Mike's Hot Honey®

- **Hot & Spicy is the #1 flavor in Salty Snacks,** and growing nearly twice the rate of the category[1]
- **Utz Mike's Hot Honey® potato chips** $ sales 5x higher than previously best Utz limited time offer[2]
- **Strong weekly velocities** exceeded top selling Utz core flavor, Barbeque, at Grocery and C-Store
- **Activation and marketing support** drove 98 million impressions from earned media, press release pickup and influencer activation


Family SIZE
Utz
Mike's
HOT HONEY
NATURALLY & ARTIFICIALLY FLAVORED WITH OTHER NATURAL FLAVORS
Mike's
HOT
HONEY
POTATO CHIPS

(1) Circana Total US MULO-C 52-weeks ended 12/3/23.
(2) Comparison of Mike's Hot Honey Summer LTO Performance weeks 16-41 against the Company's previously best LTO release for weeks 14-41.

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ELEVATE Power Brand equity to build brand affinity 41

Utz® targeting to be a $1 billion retail sales brand in three years 42 Brand Opportunity New Campaigns Fresh Brand Voice Cross-Category Innovation Growing 1.3x the sub- Category Source: Circana Total US MULO-C 52-weeks ended 11/5/23.

Brand Opportunity Social & Shopper Focus Innovation On The Border® targeting to be a $500 million retail sales brand in three years 43 #2 Unflavored Tortilla Chip Brand Growing 3X the Category(1) Source: Circana Total US MULO-C 52-weeks ended 11/5/23. Total U.S. MULO-C L26 11/5/23 vs Unflavored Tortilla Chips.

Brand Opportunity New Campaign Innovation Zapp’s® targeting to be a $200 million retail sales brand in three years 44 Voodoo growth 2.5X kettle potato chips (1) Extension into pretzels highly incremental Source: Circana Total US MULO-C 52-weeks ended 10/8/23. 4-year CAGR is Voodoo Kettle vs. Total Kettle Potato Chips

Brand Opportunity Geotarget Investment Innovation Boulder Canyon® targeting to be a $100 million retail sales brand in three years 45 #1 and #2 Potato Chips in the Natural Channel Source: Total Natural Channel SPINS. YTD weeks ending 10/8/23.

46 o Participate in attractive and growing salty snack category o Increase investments against a clearly defined brand portfolio strategy o Further penetrate our Expansion geographies while holding the Core o Leverage our go-to-market model with operational excellence Strategies to deliver 4% – 5% Organic Net Sales CAGR 2023 – 2026

Retail Sales 52-weeks ended 11/5/23 Core Expansion Total US $ CAGR 2019-2023 Salty Snacks 10.0% 10.3% 10.1% Total Utz 8.5% 11.9% 9.6% Total Utz Share 7.3% 2.7% 4.4% Salty Snacks 36% 64% Total Utz 59% 41% Index 165 63 Most significant opportunity is in our Expansion geographies 47Source: Circana Total US MULO-C 52-weeks ended 11/5/23; Index is Utz Brands divided by Salty Snacks Category. FL NM DE MD TX OK KS NE SD NDMT WY CO UT ID AZ NV WA CA OR KY ME NY PA VT NH MA RI CT WV INIL NC TN SC ALMS AR LA MO IA MN WI NJ GA DC VA OH MI HI AK Core Geographies Expansion Geographies

Demonstrated ability to grow through distribution gains 48Source: Circana Total US MULO-C 52-weeks ended 11/5/23. Pro forma for acquisitions. Expansion Geographies Retail Sales CAGR 2019 - 2023 Total Points of Distribution Growth 2023 vs. 2019 Salty Snacks 10.3% 14% Growth Power Brands 15.6% 76% Utz 19.2% 114% On the Border 11.1% 3% Zapp’s 25.4% 141% Boulder Canyon 19.8% 75% FL NM DE MD TX OK KS NE SD NDMT WY CO UT ID AZ NV WA CA OR KY ME NY PA VT NH MA RI CT WV INIL NC TN SC ALMS AR LA MO IA MN WI NJ GA DC VA OH MI HI AK Core Geographies Expansion Geographies

Expansion Geographies 52-weeks ended 11/5/23 ACV% Distribution Avg. Items Carried On-Shelf Total Utz 92% 14.9 Utz 64% 7.8 On The Border 68% 3.7 Zapp’s 42% 3.6 Boulder Canyon 28% 4.0 Large distribution opportunities remain Source: Circana Total US MULO-C 52-weeks ended 11/5/23. 49

Developed playbook to enter new Expansion geographies 50 Target Large Markets o Under-indexed large population areas Power Brands with local favorites Major Retailers o Grocery-led o All Channels Route to Market o Both DSD and DTW o Third-party master distributors o Route expansion

The playbook has a track record of success 51 2019 to 2022 Gains Source: Circana CSIA and MULO-C data last 52-weeks ended 1/1/23 by standard region.. U.S. Plains U.S. Southeast California 0.5 → 1.0 TPD Share % 0.7 → 1.9 0.2 → 0.3 4.8 → 7.1 Household % 12.2 → 19.9 1.9 → 3.7 18% Retail Sales $ CAGR 23% 34% Avg HH Growth (pts/year) 2.6 0.8 0.6

VT VA W I FL NM DE MD TX OK KS NE SD ND MT WY CO UT ID AZ NV WA CA OR KY ME NY PA T NH MA RI CT WV INIL NC TN SC ALMS AR LA MO IA MN WI NJ GA DC VA OH MI Actively developing key underpenetrated Expansion regions 52 West Subcat Utz Potato Chips 90 20 Tortilla Chips 90 15 Pretzels 57 4 Cheese 66 4 UBI vs Salty Subcat % HH Penetration Great Lakes Subcat Utz Potato Chips 92 17 Tortilla Chips 89 21 Pretzels 66 10 Cheese 69 9 Source: Circana CSIA Panel all outlets 52-weeks ended 10/8/23. Plains Subcat Utz Potato Chips 92 8 Tortilla Chips 92 24 Pretzels 63 6 Cheese 69 8 South Central Subcat Utz Potato Chips 91 12 Tortilla Chips 92 23 Pretzels 53 5 Cheese 76 8

Retailers in Expansion geographies want to sell our Power Brands complemented by our local favorites 53 o Product range links to shopper needs o Brand portfolio resonates with retailers’ most loyal shoppers o Incremental to retailer Salty Snack Category sales o Right route-to-market and portfolio to solve for all channels

Product range that addresses category shifts and links to shopper needs 54 Craft On-trend portfolio of brands with national success Family Crafted Flavor Authentic Cantina- Inspired Putting a Spell on Snackers Convenience Multiple forms for all occasions Immediate Consumption Barrels Multi-serve Single-serve Local Favorites Relevant to consumers Trust & Excitement are prime Salty Snack choice factors Seasonal Optimize incremental oopportunities Incremental Sales All Season Long BFY / Snacks with Benefits Healthier snacking BFY Oils Artisan Crackers Full Family Appeal

Driving incrementality to retailers' Salty Snack category sales by resonating with their most loyal shoppers

Customization


TSC
TRACTOR SUPPLY CO

- Limited assortment
- Direct-to-warehouse
- Bulk options

Loyal Shoppers


Kroger

- Loyal shoppers to Kroger 10x more valuable[(1)]
- 70% of Utz sales growth in Kroger coming from loyal shoppers[(1)]

Incrementality


Publix

- Utz chain-wide expansion to ~1,300 stores in May 2022
- Publix overall Salty Snack category market share increased 1.6pts in Food since Utz expansion[(2)]

(1) 8451 – Stratum 52-week ended 9/23/23.
(2) IRI Publix Corp RMA, 2021, 2022 & YTD through week ending 10/8/23.

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A product portfolio suitable for a broad range of channels 56 Utz Brands has both national brands and brands that have local relevance to meet all customers’ needs Unique, Club Sizes Convenience sizes that drive trial Right brands and right size to fit right price point National Brands, local relevance Better-for-you potato chips – alternative oils National Brands that fit national retailers Regional offerings that meet regional retailers’ needs National Brands that fit national retailers Base flavors, vend sizes to fit needs of the channel

Grocery DSD Strength Local Favorites Brand portfolio enables and hybrid go-to-market allows customization for Expansion retailers 57 Convenience DSD/DTW Hybrid

Club 100% DTW for Efficiency on Club Packs Brand portfolio enables and hybrid go-to-market allows customization for Expansion retailers 58 Mass DSD with DTW Perimeter Displays

Dollar DSD Coverage Brand portfolio enables and hybrid go-to-market allows customization for Expansion retailers 59 Hard Discount DTW to Win with Seasonal

Natural Kehe/UNFI Brand portfolio enables and hybrid go-to-market allows customization for Expansion retailers 60 Vend Foodservice Third-Party Distributors

Increasing Core Four Power Brand distribution in Expansion geographies generating 2% CAGR incremental total Utz volume growth

2023 – 2026

Expansion Geographies

Distribution

TPD Share[1]:
3.2% -> 4.4%

Household Penetration

%HH:
+6pts

Incremental Impact

	Expansion	Nationally
Volume	4% CAGR	2% CAGR
Share	+0.2 pts per year	+0.1 pts per year

(1) 4.4% TPD retail share goal is based on achieving equivalent to national retail dollar share fair share.

Source: Circana CSIA All Outlets though 52-weeks ended 10/08/23 and MULO-C 52-weeks ended 11/5/23.

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62 o Participate in attractive and growing salty snack category o Increase investments against a clearly defined brand portfolio strategy o Further penetrate our Expansion geographies while holding the Core o Leverage our go-to-market model with operational excellence Strategies to deliver 4% – 5% Organic Net Sales CAGR 2023 – 2026

Core Geographies % of Retail Sales 2023 Retail Sales 2019–23 CAGR Share 2023–26 Share Change Required to Hold Share Share 2023 Change vs. 2019 Core Four Power Brands 76% 11.1% 5.6% 0.2pts 0.3pts Targeted Power Brands 11% 5.4% 0.8% (0.2pts) – Foundation Brands 13% (0.9%) 0.9% (0.5pts) (0.3pts) Total Utz 100% 8.5% 7.3% (0.4pts) – Holding share in Core geographies requires Core Four Power Brand growth to offset potential declines in Foundation Brands 63Source: Circana custom geography definition MULO-C 52 weeks ended 11/5/23. Pro forma for acquisitions.

Core Geographies 52-weeks ended 11/5/23 ACV% Distribution Avg. Items Carried On-Shelf Total Utz 95% 33.7 Utz 84% 23.4 On The Border 67% 3.0 Zapp’s 54% 3.1 Boulder Canyon 16% 3.0 Significant opportunity in Core geographies to build distribution leveraging Utz® strength 64Source: Circana Total US MULO-C 52-weeks ended 11/5/23.

Our Core requires continued brand investment, route expansion and increased points of distribution 65 Improve talent and capabilities Increase Marketing spend and innovation Enhance route infrastructure Gain distribution for core SKUs in key channels

Peer 1 Peer 2 Peer 3 Peer 4 60.5% 6.0% 5.2% 3.4% 3.0% Retail Sales Share by Major Channel in Core Geographies 52-weeks ended 11/5/23 Peer 1 Peer 2 Peer 3 Peer 4 62.4% 5.6% 5.0% 3.4% 3.4% Food C-Store Mass/ Club/ All Other Greatest Core geography retailer opportunity in Mass and Club channels 66 Peer 1 Peer 2 Peer 3 Peer 4 50.6% 10.0% 9.7% 4.0% 2.9% ℠ ℠ ℠ Source: Based on Circana Total U.S. MULO-C 52-weeks ended 11/05/2023. Total Utz Core Share of 7.3% Total Utz Core Share of 7.3% Total Utz Core Share of 7.3%

10.0% 6.2% 8.8%10.8% 19.0% 27.4% U.S MuloC U.S. Food Northeast Source: Circana Total US MULO-C 52-weeks ended 11/05/2023. Pro forma for acquisitions. Successfully increased penetration of On The Border® into our Core 67 3.8% 5.3% 4.5%5.3% 25.2… 15.1% U.S. MuloC U.S. Food Northeast Acquired On The Border chips and dips in December 2020 o Our DSD-led distribution into our Core o Delivered exceptional outperformance vs the sub-category in the Grocery Channel and Northeast Region Retail Sales CAGR 2019 – 2023 Total Points of Distribution Growth 2019 – 2023 Tortilla Chips Sub-category On The Border

68 o Participate in attractive and growing salty snack category o Increase investments against a clearly defined brand portfolio strategy o Further penetrate our Expansion geographies while holding the Core o Leverage our go-to-market model with operational excellence Strategies to deliver 4% – 5% Organic Net Sales CAGR 2023 – 2026

Dynamic go to market approach with broad distribution across retail channels 69 53% 17% 15% 8% 7% Food Mass C-Store Club Other 2) Circana Total US MULO-C 52-weeks ended 11/05/2023. Utz Retail Sales by Channel 52-Weeks Ended November 5, 2023 (2) 1) Company invoiced sales data for fiscal 2023 year-to-date. Utz Sales by Go-to-Market(1) ~50% ~40% ~10% Distributors ~600 Routes Direct-to- Warehouse ~1,300 Retail Distribution Centers Direct-to-Store (DSD) ~85,000+ Total Retail Doors Serviced ~2,250+ Total Routes

DSD is a critical route-to-market for Utz 70 Why we like DSD o Critical for maintaining competitive position with retailers o More control on shelf o Responsive to key events and demand surges o Speed to market Why retailers like DSD o Healthy margins o In-store service o Localized assortment o Speed to market

70% 52% 40% 20% 20% 10% 5% 1% 30% 48% 60% 80% 80% 90% 95% 99% 2016 2017 2018 2019 2020 2021 2022 2023 Company-Owned Independent Operator Utz has shifted mix of DSD routes from Company-owned to Independent Operator 71 2016 – 2023 Utz Mix of DSD Routes (1) # of DSD Routes (1) Routes that have been transitioned to IO but are being operated by Company relief drivers in short term until transitioned to new IO are counted as IO routes. ~1,100 ~1,250 ~1,400 ~1,700 ~1,850 ~2,150 ~2,250~1,300

Independent Operator DSD model ensures strong store-level service and execution

Independent operator incentives aligned with Utz objectives

- Earning a commission on every dollar sold
- Entrepreneurial aspect; IOs own their own routes and have equity

Lower capital intensity and higher returns

- Asset-lite
- Shared accountability with operating costs


~2,250
DSD Routes Today
~15k
DSD Average Daily Weekday Tickets

72

Continuing to make technology enhancements to improve execution 73 Independent Operators o Income & equity o Auto ordering o Game-based incentives o Performance & potential o Perfect store measures o Time and talent Frontline Leadership o AI-generated selling tools o Analytics & insights o Digital marketing Account Managementt

74 o Participate in attractive and growing salty snack category o Increase investments against a clearly defined brand portfolio strategy o Further penetrate our Expansion geographies while holding the Core o Leverage our go-to-market model with operational excellence Strategies to deliver 4% – 5% Organic Net Sales CAGR 2023 – 2026

Utz top line outlook for 2023 – 2026 outpaces projected Salty Snack category with Utz retail sales growth of 4% - 5%

2023 – 2026 Growth Outlook

	Salty Snack Category CAGR	Utz CAGR
Volume	+0-1%	**+2-3%**
Price	+2%	+2%
Retail Sales	+2-3%	+4-5%

Geography	Share Change	Volume CAGR
Core	0.0pp	+0-1%
Expansion	0.2pts/year	+3-5%

Source: 2023 baseline is Circana Total US MULO-C 52-weeks ended 11/5/23.

75

Supply Chain Value Creation Cary Devore EVP, Chief Operating & Transformation Officer Shannan Redcay EVP, Manufacturing Chad Whyte EVP, Supply Chain 76

Key Takeaways 77 Transforming our supply chain into a more cost- efficient network ONE Focusing on supply chain productivity, network optimization and capability building as our pillars THREE Scaling productivity initiatives well; foundation established but still room to grow TWO Targeting delivery of $135M cumulative cost savings over the next three years while deploying capital efficiently to support growth FOUR

Capability Building o People o Process o Technology Productivity o Procurement o Manufacturing o Logistics Our Supply Chain fundamental pillars 78 Network Optimization o Manufacturing network o Scaled mixing centers o Lowest total delivered cost

Achieved cost savings targets on expected timeline 79 1% 2% 3% ~4% 2020 Actual 2021 Actual 2022 Actual 2023E Productivity Delivered (% of COGS) Productivity savings as measured by cost savings implementations (1)(2)(3) (1) Excluding 2020 and 2021 acquisitions. (2) Represents cost savings realized during each 52-week or 53-week fiscal year as a percentage of prior fiscal year Adjusted COGS. (3) 2020 represents the 53-week period ended 1/3/21, consisting of the Predecessor period from 12/30/19 through 8/28/20 and the Successor period from 8/29/20 through 1/3/21; 2021 represents the 52-week period ended 1/2/22 for the Successor; and 2022 represents the 52-week period ended 1/1/23 for the Successor.

Pro forma Q1 2024: 13 Manufacturing Facilities Active Plant Rationalized Plant Key (4 to 3) Carlisle St. shut down Q1 ‘24 Bluffton sold Sept. ‘23 Birmingham shut down June ‘23 Gramercy shut down ’21 (Hurricane Ida) Farmington converted to distribution center May ‘22 Strong progress in optimizing our supply chain network 80 o Reduced tortilla co-mans from 15 to 5 o In-sourced over ~60M pounds of volume previously made by third parties o Reduced manufacturing plants from 17 to 13 o Began construction of new Northeast Logistics Center o Outsourced private fleet

Foundational improvements to demand-supply planning driving efficiency 81 Centralized Demand Planning Centralized Supply Planning Integrated Business Management (“IBM”) o Order-based algorithmic model o SKU-level planning o Line-level capacity models o Most efficient location Provides visibility to improve decision making

Targeting cumulative $135M in cost savings(1) over the next three years 82 Base Productivity Programs $90M Reduction in Cost o Lean Manufacturing o Sourcing excellence o Automation Capabilities o People o Process o Technology Network Optimization $45M Reduction in Cost o Optimize asset utilization o Scale mixing centers o Minimize total delivered cost (1) Cost savings is measured assuming production levels and costs consistent with forecasts.

Expect robust productivity to continue by accessing new areas of opportunity 83 Sources of Base Productivity – 2024 to 2026(1) 35% 20% 25% 35% 40% 45% 2023E 2024 - 2026E Procurement Manufacturing Logistics Key Drivers Procurement o Sourcing excellence o Supplier relationship management o Value engineering o Simplification Manufacturing Efficiencies o Automation o Labor utilization Logistics o One order, one invoice o Customer ordering optimization (1) Productivity drivers are approximate numbers rounded to nearest 5%.

Supplier Relationship Management o Supplier harmonization o Performance management o Improved collaboration Value Engineering o Commercialization programs o Design to value o Should-Cost Modeling Sourcing Excellence o Category spend management o Technology for better visibility o Category spend experts Building our procurement capabilities to world-class 84

Automation is a significant source of efficiency in Manufacturing 85 Significant cost savings: 30% increase in throughput and efficiency o Fully manual case packing, palletizing, conveying o Rate limiting step o Highest source of turnover o Consumes most direct labor We are leveraging packaging automation to drive down costs Efficiency Improvements Upskilled Workforce Optimized Labor Utilization

Variety Pack Automation o Flat headcount o 70% rate improvement o Significant volume expansion Small Bag Packaging o 50% headcount reduction o 200% rate improvement o Additional selling capabilities Pretzel Rod Packaging o 50% headcount reduction o 25% rate improvement o Enabled additional volume Demonstrated success with automation projects 86

Through these efforts we expect to transform our Plant Network into a best-in-class operation


Utilization
Target 80%
Overall Equipment Effectiveness (OEE)
Target 82%
Net Sales per Plant
Target $180M
2026E
2026E
2026E

Investment in scale production facilities supporting national expansion efficiency

- Additional subcategory production lines
- Expansion of Kings Mountain facility

Plant location can be optimized to lower total delivered cost

- Additional redundancy
- Decreased food miles

Network optimization simplifying customer interaction

- Ordering flexibility
- More efficient service

87

Scale mixing centers will create efficiencies and streamline customer service 88 South-West Logistics Center Expanded from 90,000 to 190,000 sq. ft. – effective Q2 ‘23 Benefits Improved Case Fill Rate Carrying Cost Efficiency Labor Efficiencies Faster Inventory Turns North-East Logistics Center 650,000 sq. ft. to be completed and operational – effective Q1 ‘25 South-East Logistics Center Expanding from 95,000 to 185,000 sq. ft. - effective Q1 ‘24

Scale mixing centers enable warehouse automation 89 Unlocks Technology Applications o Computer Vision for shipping, receiving and inventory accuracy o Automated trailer unloading and loading o Autonomous vehicles for pallet movement and repetitive activities o Best-in-class warehouse management system for scalability across the network Highlights o 650,000 sq. ft. o Consolidation of seven warehouses o Servicing DSD and DTW NE Logistics Center

Building capabilities to deliver even greater value in our Supply Chain 90 o Ownership and accountability o Integrated work systems o Visibility, tracking, and trending Results People Process Technology

Digital Transformation o No touch orders o Customer supply chain data synergies Order Efficiencies o One Order, One Invoice o Improved ordering process o Cost-to-Serve improvements Customer Focus o Customer-centric supply chain solutions o Customer scorecard achievement o Better management of deductions, fine and fees Improved capabilities will allow us to be the supplier of choice for our customers 91

Our integrated supply chain strategy expects to deliver $135M in cost savings(1) over the next three years 92 $135M Cost Savings(1) Supplier of Choice Integrated Business Management Network Optimization Sourcing Excellence Automation Continuous Improvement (1) Cost savings is measured assuming production levels and costs consistent with forecasts.

Financial Review Ajay Kataria Chief Financial Officer 93

Confident in our ability to deliver both short- term and long-term shareholder value 94 Growth driven by a strong brand portfolio in an advantaged Salty Snack category with a significant geographic whitespace opportunity ONE Disciplined capital allocation approach to deliver net leverage of ~3x by year-end 2026 THREE Supply chain transformation program expected to deliver a cumulative $135M of cost savings by year-end 2026 to fuel margin improvement and investments TWO M&A being pursued opportunistically representing potential upside to financial targets FOUR

Building on a foundation of consistent growth 95 $1,181 $1,408 2021 2022 2023E(1) 2% - 3% Growth vs. 2022 $156 $171 2021 2022 2023E(1) 8% – 11% Growth vs. 2022 Net Sales Adjusted EBITDA Note: See appendix for reconciliation of Utz Non-GAAP financial measures to most directly comparable GAAP measures. (1) 2023 estimates reflect the Company’s fiscal 2023 financial outlook. See press release dated December 15, 2023. (in millions) (in millions) 2-Year CAGR +11% 2-Year CAGR +9%

Delivering targeted margin improvement will begin to close gap to peers 96 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 27.8% Peer 1 20.3% 19.8% 19.8% 19.5% 18.5% 18.0% 16.0% 12.6% 11.6% 9.9% 8.7% 22.2% Peer Median: 19% Utz vs. Peers Adjusted EBITDA Margin Source: FactSet market data as of 12/11/23. Note: See appendix for reconciliation of Utz Non-GAAP financial measures to most directly comparable GAAP measures. (Trailing Twelve Months CY 3Q’23)

Strategies planned to deliver strong three-year financial targets 97Note: See appendix for reconciliation of Utz Non-GAAP financial measures to most directly comparable GAAP measures. Three-year targets expected to drive top-tier shareholder returns 4% to 5% Organic Net Sales Growth CAGR 2023 - 2026 ~16% Adj. EBITDA Margin In 2026 Double-digit Adj. EPS Growth CAGR 2023 – 2026 ~3x Net Leverage By year-end 2026

Increase investments against a clearly defined brand portfolio strategy Leverage our go-to-market model with operational excellence Expect to deliver 4% – 5% Organic Net Sales growth over the next three years 98 Further penetrate our Expansion geographies while holding the Core Participate in attractive and growing salty snack category

Expect total cost savings(1) of $135M by year-end 2026 Supply Chain transformation program will fuel margin improvement 99 Continuous Improvement Programs $90M Reduction in Cost Capabilities Network Optimization $45M Reduction in Cost (1) Cost savings is measured assuming production levels and costs consistent with forecasts.

Cost savings will also fuel continued investments in growth 100 Marketing o Increased working media spend o High ROI activities o Consumer insights Capabilities o Talent o Analytical horsepower o Process automation Selling Infrastructure o Selling tools o Route infrastructure o Front-line leadership

Targeting ~300bps of Adj. EBITDA Margin improvement over next three years


Adjusted EBITDA Margin
12.1%
~13%
~16%
2022
2023E (1)
2026E (2)

- **Volume-led revenue growth** driving fixed cost leverage
- **Advantaged product mix** through portfolio management
- **Supply chain** transformation
- **Investments** to support leading organization capabilities

Note: See appendix for reconciliation of Utz Non-GAAP financial measures to most directly comparable GAAP measures.

(1) Company estimate based on Net Sales and Adjusted EBITDA fiscal 2023 outlook. See press release 12/15/23.
(2) A quantitative reconciliation is not available without unreasonable efforts due to the high variability, complexity, and low visibility with respect to certain items which are excluded from Adjusted EBITDA.

101

Elevated capital spend planned for 2024 – 2026 to support supply chain transformation before returning to historical levels

Capital Expenditures as a % of Net Sales


3.5%
~4%
~5%
~3%
2022
2023E
2024 - 2026E
2027E+

Capital investment focus:

- Continuous improvement program
- Technology and automation
- Scale mixing centers and manufacturing plants
- Network optimization

102

Working capital improvements driven by people, processes and technology: o Procure-to-pay, improving terms with suppliers o Order-to-cash, driving efficiencies in collections o Inventory management, optimizing days- on-hand as part of IBM process adoption Cash Conversion Cycle (Days) Cash conversion cycle significantly improved with additional opportunities being pursued 103 32 2022 2023E 2026E+ ~25 <20

Expecting to reduce net leverage to ~3x Adjusted EBITDA by year-end 2026


Net Leverage Ratio
(Fiscal Year-end)
5.0x
~4.5x
~3.0x
2022
2023E
2026E

Key Drivers

- Adj. EBITDA improvement planned through net sales growth and margin improvement
- Prioritizing free cash flow to pay down floating rate debt
- Opportunistic asset monetization

Note: See appendix for reconciliation of Utz Non-GAAP financial measures to most directly comparable GAAP measures.

104

Maintaining a disciplined capital allocation approach 105 1 Organic Business Growth 2 Debt Reduction 3 Dividend 4 Share Buyback o Increase brand investment to drive volume-led growth o High-return manufacturing and capability investments o Targeted net leverage ratio of ~3x by year-end 2026 o Maintain flexibility for opportunistic M&A o Consistently grow over time o Opportunistic if excess cash is available Source: Company information. Cash Flow Priorities

Opportunistic M&A given optionality within the snacking category

Proven track record

Acquisition-savvy management team and experienced board

Scalable M&A platform

Significant synergy opportunities driven by highly leverageable manufacturing and distribution system

Robust pipeline & favorable competitive dynamics

Utz is logical consolidator in category with numerous opportunities

- Smaller tuck-ins
- Transformative / RMT vehicle



Zapp's
2011
2014
good health
Golden Flake
2016
FRIDAYS
2017
BOULDER CANYON
CONAGRA SNACKS
2019
H·K ANDERSON
2020
ON THE BORDER Chips & Dips
VITNER'S
RW Garcia
2021
FESTIDA FOODS

106

Confident in our ability to deliver both short-term and long-term shareholder value supported by our fundamental strategies 107 Focus our portfolio to further penetrate our Expansion geographies while holding the Core Transform our supply chain to fund growth and margin improvement Develop leading capabilities to build a best-in-class organization Improve balance sheet flexibility and pursue opportunistic M&A

Question and Answer Session 108

Appendix 109

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures

EBITDA and Adjusted EBITDA	Trailing 52-weeks Ended	52-Weeks Ended	52-Weeks Ended	39-Weeks Ended	13-Weeks Ended	Trailing 52-weeks Ended
(dollars in millions)	October 1, 2023	January 1, 2023	January 2, 2022	October 1, 2023	January 1, 2023	October 1, 2023
Net Income (Loss)	**$7.0**	**$(14.0)**	**$8.0**	**$(6.8)**	**$13.8**	**$7.0**
Plus non-GAAP adjustments:						
Income Tax (Benefit) or Expense	(35.6)	(23.9)	8.1	(13.4)	(22.2)	(35.6)
Depreciation and Amortization	80.6	86.8	80.7	60.1	20.5	80.6
Interest Expense, Net	57.8	44.4	34.7	44.9	12.9	57.8
Interest Income (IO loans)[1]	(1.7)	(1.6)	(2.4)	(1.4)	(0.3)	(1.7)
EBITDA	**108.1**	**91.7**	**129.1**	**83.4**	**24.7**	**108.1**
Certain Non-Cash Adjustments[2]	44.3	11.3	11.6	42.2	2.1	44.3
Acquisition and Integration[3]	13.8	45.8	27.0	8.7	5.1	13.8
Business Transformation Initiatives[4]	28.7	22.1	24.5	19.9	8.8	28.7
Financing-Related Costs[5]	0.3	0.3	0.7	0.2	0.1	0.3
(Gain) Loss on Remeasurement of Warrant Liabilities[6]	(13.3)	(0.7)	(36.7)	(16.6)	3.3	(13.3)
Adjusted EBITDA	**$181.9**	**$170.5**	**$156.2**	**$137.8**	**$44.1**	**$181.9**
Adjusted EBITDA as a % of Net Sales	12.6%	12.1%	13.2%	12.7%	12.4%	12.6%

(1) Interest Income from IO loans refers to Interest Income that we earn from IO notes receivable that have resulted from our initiatives to transition from RSP distribution to IO distribution ("Business Transformation Initiatives"). There is a notes payable recorded that mirrors most of the IO notes receivable, and the interest expense associated with the notes payable is part of the Interest Expense, Net adjustment.

(2) Certain Non-Cash Adjustments are comprised primarily of
- Incentive programs consisting of share-based compensation awarded to associates and directors, and compensation expense associated with the employee stock purchase plan.
- Asset Impairments and Write-Offs
- Purchase Commitments and Other Adjustments – We have purchase Commitments and options For specific quantities at fixed prices For certain of our products' key ingredients. to facilitate comparisons of our underlying operating results, this adjustment was made to remove the volatility of purchase Commitments and options related unrealized gains and losses.

(3) Adjustment for Acquisition and Integration Costs – This is comprised of consulting, transaction services, and legal fees incurred for acquisitions and certain potential acquisitions, in addition to expenses associated with integrating recent acquisitions.

(4) Business Transformation Initiatives Adjustment – This adjustment is related to consultancy, professional, legal, closure and other expenses incurred for specific initiatives and structural changes to the business that do not reflect the cost of normal business operations. In addition, gains and losses realized from the sale of distribution rights to IOs and the subsequent disposal of trucks, severance costs associated with the elimination of RSP positions, and Enterprise Resource Planning transition costs, fall into this category.

(5) Financing-Related Costs – These costs include adjustments for various items related to raising debt and equity capital or debt extinguishment costs.

(6) Gains and losses related to the changes in the remeasurement of warrant liabilities are not expected to be settled in cash, and when exercised would result in a cash inflow to the Company with the Warrants converting to Class A Common Stock with the liability being extinguished and the fair value of the Warrants at the time of exercise being recorded as an increase to equity.

110

Net Debt and Leverage Ratio 111 (1) Capital Leases include equipment term loans and excludes the impact of step-up accounting. (2) Excludes amounts related to guarantees on IO loans which are collateralized by routes. We have the ability to recover substantially all of the outstanding loan value in the event of a default scenario, which historically has been uncommon. (3) Based on Normalized Adjusted EBITDA. Net Debt and Leverage Ratio (dollars in millions) As of January 1, 2023 Term Loan $779.3 Real Estate Loan 88.1 ABL Facility - Capital Leases(1) 65.0 Deferred Purchase Price 0.8 Gross Debt(2) 933.2 Cash and Cash Equivalents 72.9 Total Net Debt $860.3 Last 52-Weeks Normalized Further Adjusted EBITDA $170.7 Net Leverage Ratio(3) 5.0x